= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of Earliest Event Reported) - July 10, 1999


                                _______________


                            THE WALT DISNEY COMPANY
             (Exact name of registrant as specified in its charter)


   DELAWARE                         1-11605                      95-4545390
                                    -------                        ------
(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
Incorporation)

   500 South Buena Vista Street, Burbank, California                91521
       (Address of principal executive offices)                   (Zip Code)



                                 (818) 560-1000
              (Registrant's telephone number, including area code)


                                _______________

                                 Not applicable
             (Former name or address, if changed since last report)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

Item 5. Other Events.

          On July 10, 1999, The Walt Disney Company ("TWDC"), Bingo Acquisition Corp., a wholly owned subsidiary of TWDC ("Acquisition Company"), and Infoseek Corporation ("Infoseek") entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which, subject to the terms and conditions set forth therein, Acquisition Company will merge (the "Merger") with and into Infoseek, with Infoseek as the surviving corporation in the Merger (the "Surviving Corporation"). As a result of the Merger, (i) each outstanding share of Infoseek common stock, par value $.001 per share ("Infoseek Common Stock"), other than shares of Infoseek Common Stock owned by TWDC and Disney Enterprises, Inc., a wholly owned subsidiary of TWDC ("DEI"), will be converted into 1.15 shares of a new class of TWDC common stock, par value $.01 per share ("TWDC Internet Common Stock"), which will track the economic performance of Infoseek and certain TWDC assets to be contributed by TWDC and its affiliates (the "Internet Group"), (ii) each outstanding share of Infoseek Common Stock owned by TWDC will remain outstanding, (iii) each outstanding share of Infoseek Common Stock owned by DEI will be converted into shares of a new series of TWDC voting preferred stock and (iv) Infoseek will become a direct wholly owned subsidiary of the TWDC. TWDC will retain an approximate 72% retained interest in the economic performance of the Internet Group.

          Subject to the terms and conditions of the Reorganization Agreement, on the Closing Date (as defined in the Reorganization Agreement) TWDC will file an amended and restated Certificate of Incorporation (the "Restated Certificate"). Pursuant to the terms of the Reorganization Agreement, the Board of Directors of TWDC has approved certain policies pertaining to TWDC common stock (the "Common Stock Policies"). A copy of each of the proposed Restated Certificate and the Common Stock Policies is filed as an Exhibit hereto and is incorporated herein by reference.

         In connection with the Reorganization Agreement, TWDC entered into individual Support Agreements dated as of July 10, 1999 (the "Support Agreements") with Steven T. Kirsch and Andrew E. Newton (the "Principal Stockholders"). The Support Agreements relate to approximately 5,900,000 shares of Infoseek Common Stock. Pursuant to the Support Agreements, the Principal Stockholders have agreed to vote all of the shares of Infoseek Common Stock they own as of July 10, 1999 and continue to hold at the time of the Infoseek Special Meeting (as defined below) and any additional shares of Infoseek Common Stock acquired thereafter and continue to hold at the time of the Infoseek Special Meeting in favor of the Merger, for approval and adoption by Infoseek of the Reorganization Agreement, for approval of the other transactions contemplated by the Reorganization Agreement and against any other merger, merger agreement or similar transaction.

          The Board of Directors of TWDC and the Disinterested Directors of Infoseek (as defined in the Amended and Restated Certificate of Incorporation of Infoseek) have unanimously approved the Merger. The consummation of the transactions contemplated by the Reorganization Agreement is subject to certain conditions, including (i) approval of the Merger by the holders of a majority of the shares of Infoseek Common Stock (other than TWDC and DEI) at a special meeting of stockholders of Infoseek (the

"Infoseek Special Meeting"), (ii) the requisite vote of the stockholders of TWDC to authorize the TWDC Internet Common Stock at a special meeting of stockholders of TWDC (the "TWDC Special Meeting") and (iii) certain other customary conditions in a transaction of this nature, including receipt of all necessary regulatory approvals. TWDC, with the assistance and cooperation of Infoseek, will prepare a joint proxy statement/prospectus (the "Joint Proxy Statement/Prospectus") relating to the Merger and the shares of TWDC Internet Common Stock to be issued thereunder and distribute the Joint Proxy Statement/Prospectus to the stockholders of Infoseek and TWDC prior to the Infoseek Special Meeting and the TWDC Special Meeting, respectively. After the Merger, the Infoseek Common Stock will be delisted from trading on the Nasdaq National Market, and registration of the Infoseek Common Stock will be terminated pursuant to Section 12(g)(4) of the Securities Exchange Act of 1934. It is expected that the TWDC Internet Common Stock will be listed on the New York Stock Exchange for trading. A copy of each of the Reorganization Agreement and the Joint Press Release of the Walt Disney Company and Infoseek Corporation, dated July 12, 1999, issued in connection with approval and execution of the Reorganization Agreement is filed as an Exhibit hereto and is incorporated herein by reference.




Item 7.  Financial Statements and Exhibits

         (c)    Exhibits.

         2.1 Agreement and Plan of Reorganization dated as of July 10, 1999, by and among Infoseek Corporation, The Walt Disney Company and Bingo Acquisition Corp.

         99.1 Joint Press Release of The Walt Disney Company and Infoseek Corporation dated July 12, 1999.

         99.2 Proposed Amendment and Restatement of the Restated Certificate of Incorporation of The Walt Disney Company.

         99.3   Policies of The Walt Disney Company relating to its Common
                Stock.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended The Walt Disney Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      THE WALT DISNEY COMPANY



                                      By: /s/ Thomas O. Staggs
                                         ------------------------------
                                         Name:  Thomas O. Staggs
                                         Title: Executive Vice-President
                                                and Chief Financial Officer


Date:  July 12, 1999

                                 EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------

2.1 Agreement and Plan of Reorganization dated as of July 10, 1999, by and among Infoseek Corporation, The Walt Disney Company and Bingo Acquisition Corp.

99.1 Joint Press Release of The Walt Disney Company and Infoseek Corporation dated July 12, 1999.

99.2 Proposed Amendment and Restatement of the Restated Certificate of Incorporation of The Walt Disney Company.

99.3             Policies of The Walt Disney Company relating to its Common
                 Stock.